                                                                    Exhibit 10.7

                    MANDATORY CAPITAL CONTRIBUTION AGREEMENT

     This Mandatory Capital Contribution Agreement (the "Agreement") hereby restates and amends that certain agreement between Mechanical Technology Incorporated ("MTI") and Edison Development Corporation ("EDC") (individually, a "Member" collectively, the "Members") dated as of January 26, 1999. This Agreement, effective as of January 26, 1999, formally memorializes the initial and on-going commitment of MTI and EDC to fund Plug Power, LLC ("Plug Power") through commercialization.

     1.   Commitments to Make Capital Contributions.
          ------------------------------------------

In the event that Plug Power's Board of Managers determines that Plug Power is in need of capital contributions at any time from the effective date of this Agreement through December 31, 2000, Plug Power has the right to call upon the Members to make one or more capital contributions ("Capital Commitment"). The total of these capital contributions shall not exceed $22.5 million to each Member. Additionally, Plug Power cannot request each Member to make contributions of more than $7.5 million in 1999 and $15 million in 2000. Specific "Capital Commitment" terms are as follows:

     . In exchange for each $7.50 of capital contributed by each Member, Plug Power will grant each Member a share of class A membership interest ("Share") up to the full amount of its actual capital contribution.

     .Each Member will share equally in each capital contributions called pursuant to the Capital Commitment.

     . Each Member shall have sixty (60) days from the date of such call to tender its payment to Plug Power.

     2.   Commitment Fee.
          ---------------

In exchange for the Capital Commitment, Plug Power agrees to permit each Member to make capital contributions on the Termination Date (see section 4), at a price of $7.50 per Share, to the extent the Member's Capital Commitment of $22.5 million has not previously been called in accordance with Section 1.

     3.   Defaults and Penalties.
          -----------------------

If Plug Power requests capital contributions from the Members pursuant to their Capital Commitments, and one or both Members fails to make such capital contribution ("Defaulting Member"), then such Defaulting Member shall forfeit the right to receive the Shares it would have received in the Capital Call at the fixed price of $7.50 per Share ("Defaulted Shares").

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

Additionally, to the extent that there are Capital Commitments outstanding, the Defaulting Member will be required to forfeit the right to receive an additional number of Shares, at a fixed price of $7.50 per Share, equal to two times the Defaulted Shares ("Additional Defaulted Shares"). Such Defaulting Member's Capital Commitment shall be reduced by the sum of the Defaulted Shares plus the Additional Defaulted Shares, multiplied by $7.50 per Share.

A non-Defaulting Member may fund the Defaulting Member's share of the Capital Call in exchange for Shares at the fixed price of $7.50 per Share. This will not reduce the non-Defaulting Member's Capital Commitment nor will it change the non-Defaulting Member's commitment fee set forth in section 2 of this Agreement.

     4.   Early Termination of Mandatory Capital Calls.
          --------------------------------------------

This Agreement shall terminate on December 31, 2000, or the date on which Plug Power, or its successor, sells securities to the public pursuant to an Initial Public Offering ("IPO") at a price per Share greater than $7.50 ("Qualified IPO"), whichever occurs first ("Termination Date").

     5.   Transferability.
          ---------------

All rights under this Agreement are non-transferable except among affiliates.


                         /s/ Gary Mittleman
                         ---------------------------------
                         Gary Mittleman, President and CEO
                         Plug Power



Agreed & accepted:


/s/ Larry G. Garderding                       /s/ Cynthia A. Scheuer
------------------------------                --------------------------
Edison Development Corporation                Mechanical Technology Inc.

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


                                PLUG POWER, LLC
                           968 Albany - Shaker Road
                            Latham, New York  12110
                              518-782-7700 (Tel.)
                              518-782-7914 (Fax)


                                              August 25, 1999


Edison Development Corporation
c/o DTE Energy
2000 2nd Avenue
Room 2426 WCB
Detroit, MI 48226-1279

Dear Sir or Madam:

          Reference is made to that certain Mandatory Capital Contribution Agreement (the "Agreement") effective as of January 26, 1999 by and among Plug Power, LLC (the "Company"), Mechanical Technology Incorporated and Edison Development Corporation ("EDC"). Notwithstanding any provision in the Agreement to the contrary, the Company and EDC agree that in the event of the consummation of an initial underwritten public offering of shares of class A membership interests in the Company (or shares of common stock issued in exchange for class A membership interests in any merger, recapitalization or similar transaction) registered under the Securities Act of 1933, as amended, pursuant to which the shares of class A membership interests or shares of common stock, as the case may be, are sold at a price to the public greater than $7.50 per share (subject to appropriate adjustment for share splits, reverse share splits, share dividends, recapitalizations, reclassifications and similar events), (i) EDC will, within three (3) business days from the execution of an underwriting agreement, make a payment to the Company, by bank or certified check, in the form of a capital contribution, in an amount equal to the full amount of EDC's Capital Commitment (as such term is defined in the Agreement), less any amount of EDC's Capital Commitment which is called and paid prior to such time and subject to reduction as provided in Section 3 of the Agreement, and (ii) in exchange for each $7.50 of capital contributed (subject to appropriate adjustment for share splits, reverse share splits, share dividends, recapitalizations, reclassifications and similar events), the Company will issue to EDC one share of Class A membership interest or one share of common stock in any successor to the Company, as the case may be (subject to appropriate adjustment for share splits, reverse share splits, share dividends, recapitalizations, reclassifications and similar events).

          Except to the extend modified by the terms of this letter agreement, the Agreement shall remain in full force and effect in accordance with its terms.

                                    Sincerely,

                                    PLUG POWER, LLC



                                    By: /s/ Ana Maria Galeano
                                        -------------------------------
                                            Name:  Ana-Maria Galeano
                                            Title: General Counsel


Dated:  August 25, 1999

Acknowledged and Agreed:

EDISON DEVELOPMENT CORPORATION

By: /s/ Larry G. Garberding
   -------------------------------
        Name: Larry G. Garberding
        Title: President

                                PLUG POWER, LLC
                           968 Albany - Shaker Road
                            Latham, New York  12110
                              518-782-7700 (Tel.)
                              518-782-7914 (Fax)


                                             August 26, 1999


Cynthia A. Scheuer
Vice President and Chief Financial Officer
Mechanical Technology Incorporated
968 Albany-Shaker Road
Latham, NY 12110

Dear Sir or Madam:

          Reference is made to that certain Mandatory Capital Contribution Agreement (the "Agreement") effective as of January 26, 1999 by and among Plug Power, LLC (the "Company"), Mechanical Technology Incorporated ("MTI") and Edison Development Corporation. Notwithstanding any provision in the Agreement to the contrary, the Company and MTI agree that in the event of the consummation of an initial underwritten public offering of shares of class A membership interests in the Company (or shares of common stock issued in exchange for class A membership interests in any merger, recapitalization or similar transaction) registered under the Securities Act of 1933, as amended, pursuant to which the shares of class A membership interests or shares of common stock, as the case may be, are sold at a price to the public greater than $7.50 per share (subject to appropriate adjustment for share splits, reverse share splits, share dividends, recapitalizations, reclassifications and similar events), (i) MTI will, within three (3) business days from the execution of an underwriting agreement, make a payment to the Company, by bank or certified check, in the form of a capital contribution, in an amount equal to the full amount of MTI's Capital Commitment (as such term is defined in the Agreement), less any amount of MTI's Capital Commitment which is called and paid prior to such time and subject to reduction as provided in Section 3 of the Agreement, and (ii) in exchange for each $7.50 of capital contributed (subject to appropriate adjustment for share splits, reverse share splits, share dividends, recapitalizations, reclassifications and similar events), the Company will issue to MTI one share of Class A membership interest or one share of common stock in any successor to the Company, as the case may be (subject to appropriate adjustment for share splits, reverse share splits, share dividends, recapitalizations, reclassifications and similar events).

          Except to the extent modified by the terms of this letter agreement, the Agreement shall remain in full force and effect in accordance with its terms.

                                    Sincerely,

                                    PLUG POWER, LLC



                                    By: /s/ Ana Maria Galeano
                                       --------------------------------------
                                            Name:  Ana-Maria Galeano
                                            Title: General Counsel


Dated:  August 26, 1999

Acknowledged and Agreed:

MECHANICAL TECHNOLOGY INCORPORATED



By: /s/ Cynthia A. Scheuer
    --------------------------------
        Name: Cynthia A. Scheuer
        Title: Vice President & CFO

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